UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

SEMIANNUAL REPORT
June 30, 2021
T. ROWE PRICE
TCHP	Blue Chip Growth ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

INVEST WITH CONFIDENCE*

T. ROWE PRICE BLUE CHIP GROWTH ETF

HIGHLIGHTS
■	The Blue Chip Growth ETF returned 12.54% (based on net asset value) in the six months ended June 30, 2021. The fund underperformed the S&P 500 Index but performed roughly in line with its style-specific benchmark, the Russell 1000 Growth Index.
■	The consumer discretionary and information technology sectors detracted the most from relative performance, while communication services and consumer staples were the top contributing sectors.
■	The fund’s top sector allocations are in information technology, communication services, and consumer discretionary—areas that we believe offer the most fertile ground for innovation and growth.
■	Overall, we continue to emphasize “all season” growth companies that we believe can continue to generate strong earnings and free cash flow growth in most economic and regulatory environments.
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T. ROWE PRICE BLUE CHIP GROWTH ETF

CIO Market Commentary
Dear Shareholders
Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.
All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.
Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.
The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.
However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest

T. ROWE PRICE BLUE CHIP GROWTH ETF

annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.
Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.
As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
Group Chief Investment Officer

T. ROWE PRICE BLUE CHIP GROWTH ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth. Income is a secondary objective.
FUND COMMENTARY
How did the fund perform in the past six months?
The Blue Chip Growth ETF returned 12.54% (based on net asset value) and 12.57% (at market price) in the six-month period ended June 30, 2021, underperforming its benchmark, the S&P 500 Index. The fund also slightly underperformed the style-specific Russell 1000 Growth Index, and its peer group, the Lipper Large-Cap Growth Funds Index. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
The market rotation in favor of cyclical and value-oriented stocks that started
PERFORMANCE COMPARISON

Six-Month Period Ended 6/30/21	Total Return

Blue Chip Growth ETF (Based on Net Asset Value)	12.54%
Blue Chip Growth ETF (At Market Price)*	12.57
S&P 500 Index	15.25
Russell 1000 Growth Index	12.99
Lipper Large-Cap Growth Funds Index	13.56
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE BLUE CHIP GROWTH ETF

late in 2020 continued into 2021 and proved to be a challenging backdrop for the fund’s fundamental, bottom-up approach to growth investing early in the year. After ceding ground in the first quarter, the fund outperformed its benchmarks in the second quarter as company fundamentals came back into focus and secular growth stocks reasserted their market leadership. While it wasn’t quite enough to help the fund finish ahead of the benchmark in the first half of the year, the fund closed out the period on much stronger footing.
Stock selection in the consumer discretionary and information technology sectors were the leading detractors from relative performance in the first half of the year. On the positive side, stock selection and an overweight to the communication services sector boosted relative results. The fund’s significant underweight to the consumer staples sector also benefited relative performance.
In the consumer discretionary sector, our holdings in a pair of e-commerce giants, Alibaba Group Holding and Amazon.com, weighed on relative performance despite strong underlying business fundamentals. Shares of Alibaba have remained under pressure due to persistent regulatory scrutiny in China. The company’s ambitious long-term investment plans will also likely be a significant drag on profitability over the next year. Amazon.com continued to deliver impressive results across all three of its business segments—retail, cloud computing, and advertising—and improved profitability overall. The company has been a clear beneficiary from the pandemic and is well-positioned to continue building on those gains. This doesn’t seem to have been fully reflected in the recent performance of shares, in our view, as many market participants appear to be looking beyond the pandemic in search of more immediate gains in cyclical stocks associated with the reopening of the economy. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
In the information technology sector, the fund’s holdings in payments processors-including Global Payments, Fiserv, and Fidelity National Information Services-hurt relative performance. Despite a strong rebound for merchant and consumer business in the U.S. fueled by stimulus and reopening progress, recent coronavirus surges elsewhere in the world have negatively impacted the trajectory of the overall recovery in global payment volumes. While the group has underperformed recently, we think they remain high-quality businesses that should benefit from secular tailwinds of cash-to-card conversion and a mix shift toward faster-growth, tech-enabled distribution channels. On a positive note, PayPal Holdings has executed well and continues to benefit from the accelerating adoption of e-commerce and contactless payment options

T. ROWE PRICE BLUE CHIP GROWTH ETF

during the pandemic. The company also recently raised its full-year guidance and announced that its payment app, Venmo, will soon monetize product and services transactions.
In the communication services sector, our large positions in leading social media, content streaming, and online advertising platforms generated strong contributions. Facebook has continued to perform well thanks to digital advertising results that have far exceeded expectations. Moreover, its “other revenue” segment, which represents sales of Oculus virtual reality headsets and Portal video-chatting devices-more than doubled year over year, with the company looking to aggressively invest in areas such as virtual and augmented reality, commerce, and the creator economy. Alphabet (parent company of Google) was the fund’s top absolute and relative contributor in the first half of 2021 thanks to positive results across all its business segments. Notably, its core search advertising business benefited from robust retail demand as e-commerce players attempt to sustain their momentum from the pandemic, while brick-and-mortar retailers look to drive traffic during the reopening stage of the economy. Alongside the durable secular growth engine of search advertising, the company continues to ramp monetization within other areas of leadership, such as video and navigation.
How is the fund positioned?
The fund continues to emphasize secular growth companies with strong competitive positions in large addressable markets that support multiyear growth horizons. Prominent sectors in the portfolio—including information technology, communication services, and consumer discretionary—are areas that we continue to believe offer fertile ground for innovative companies to achieve above-average growth prospects.
Information technology remains the fund’s largest sector allocation. Within the sector, however, it is important to note that our exposure is skewed heavily toward software and IT services, whereas legacy technology industries—including hardware and semiconductors—are among our largest underweights. This key distinction reflects our focus on secular—as opposed to cyclical—growth. Notable software holdings include Microsoft, Intuit, ServiceNow, and Salesforce.com.
In the communication services sector, we continue to focus on companies with innovative business models that can take advantage of transformational change. We favor companies with durable business models that address large and

T. ROWE PRICE BLUE CHIP GROWTH ETF

growing markets, including internet search and advertising and social connectivity. Alphabet and Facebook are the fund’s largest holdings in the sector. Other key holdings in the sector include Sea, Snap Inc. and Netflix.
In the consumer discretionary sector, we favor businesses benefiting from the secular shift of consumer spending to online products and services. We believe industries such as physical retail and traditional media are secularly challenged, and, therefore, we continue to emphasize companies within the sector that we think are on the right side of change and disruption. Amazon.com makes up the bulk of our exposure in the sector.
What is portfolio management’s outlook?
Looking ahead, there are several key factors that we are monitoring closely:
(1) the pace and duration of inflationary pressures as the economy gains steam,
SECTOR DIVERSIFICATION
	Percent of Net Assets
	12/31/20	6/30/21
Information Technology	38.9%	39.9%
Communication Services	19.2	26.2
Consumer Discretionary	21.8	18.0
Health Care	12.7	10.5
Financials	3.4	2.7
Industrials and Business Services	3.0	1.9
Materials	0.5	0.5
Consumer Staples	0.0	0.0
Energy	0.1	0.0
Real Estate	0.0	0.0
Utilities	0.0	0.0
Other and Reserves	0.4	0.3
Total	100.0%	100.0%

T. ROWE PRICE BLUE CHIP GROWTH ETF

(2) Fed monetary policy decisions around the timing of tapering asset purchases and interest rate hikes, and
(3) the progression of democratic initiatives around infrastructure spending and corporate tax reform.
That said, as long-term-oriented investors, we try not to overreact to incremental changes in economic policy with the belief that secular forces driving innovation and disruption will outweigh most political and economic cross currents. While inflation fears abound, we continue to focus on high-quality compounders with pricing power that should allow them to take inflationary pressure in stride.
Amid uncertainty, asset returns are likely to remain uneven across many industries and companies, creating the potential to add value with our strategic investing approach but requiring careful analysis to identify opportunities and manage risk. With this in mind, we will continue to emphasize high-quality growth companies that we believe can continue to generate durable earnings and free cash flow growth in most economic and regulatory environments.
As always, we maintain a disciplined adherence to our rigorous investment process, which is rooted in bottom-up, fundamental research. We appreciate your support in this endeavor.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE BLUE CHIP GROWTH ETF

RISKS OF STOCK INVESTING
The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.
RISKS OF GROWTH INVESTING
Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
BENCHMARK INFORMATION
Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

T. ROWE PRICE BLUE CHIP GROWTH ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
6/30/21
Amazon.com	11.0%
Alphabet	9.6
Facebook	7.6
Microsoft	7.5
Apple	4.5
Visa	3.2
Intuit	2.8
PayPal Holdings	2.7
ServiceNow	2.1
MasterCard	2.1
Sea	1.9
Snap Inc.	1.9
UnitedHealth Group	1.9
Salesforce.com	1.8
Netflix	1.7
Global Payments	1.7
NVIDIA	1.6
Intuitive Surgical	1.5
Stryker	1.2
Goldman Sachs	1.1
Match	1.1
Danaher	1.0
Cigna	1.0
Pinterest	0.9
Zoom Video Communications	0.9
Total	74.3%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE BLUE CHIP GROWTH ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Blue Chip Growth ETF
Note: See the Average Annual Compound Total Return table.

T. ROWE PRICE BLUE CHIP GROWTH ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 6/30/21	Since Inception 8/4/20
Blue Chip Growth ETF (Based on Net Asset Value)	26.36%*
Blue Chip Growth ETF (At Market Price)	26.48*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than 1 year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Blue Chip Growth ETF	0.57%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE BLUE CHIP GROWTH ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE BLUE CHIP GROWTH ETF

FUND EXPENSE EXAMPLE (continued)
T. Rowe Price Blue Chip Growth ETF
	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period* 1/1/21 to 6/30/21
Actual	$1,000.00	$1,125.40	$3.00
Hypothetical (assumes 5% return before expenses)	1,000.00	1,022.00	2.86

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.57%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	8/4/20(1) Through
	6/30/21	12/31/20
NET ASSET VALUE
Beginning of period	$ 28.07	$ 25.00
Investment activities
Net investment loss(2) (3)	(0.03)	(0.02)
Net realized and unrealized gain/loss	3.55	3.09
Total from investment activities	3.52	3.07
NET ASSET VALUE
End of period	$ 31.59	$ 28.07
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	12.54%	12.28%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.57%(5)	0.57%(5)
Net expenses after waivers/payments by Price Associates	0.57%(5)	0.57%(5)
Net investment loss	(0.21%)(5)	(0.17%)(5)
Portfolio turnover rate(6)	37.3%	21.0%
Net assets, end of period (in thousands)	$ 174,378	$ 65,833

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

June 30, 2021 (Unaudited)
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)
COMMON STOCKS 99.7%
COMMUNICATION SERVICES 26.2%
Entertainment 4.7%
Live Nation Entertainment (1)	3,905	342
Netflix (1)	5,730	3,027
ROBLOX, Class A (1)	819	74
Roku (1)	787	361
Sea, ADR (1)	12,337	3,388
Spotify Technology (1)	2,778	765
Walt Disney (1)	1,298	228
		8,185
Interactive Media & Services 21.3%
Alphabet, Class A (1)	1,066	2,603
Alphabet, Class C (1)	5,664	14,196
Facebook, Class A (1)	38,092	13,245
IAC/InterActive (1)	1,573	242
Match Group (1)	11,403	1,839
Pinterest, Class A (1)	19,683	1,554
Snap, Class A (1)	48,036	3,273
Vimeo (1)	2,379	117
		37,069
Wireless Telecommunication Services 0.2%
T-Mobile US (1)	2,746	398
		398
Total Communication Services		45,652
CONSUMER DISCRETIONARY 18.0%
Auto Components 0.1%
Aptiv (1)	1,261	198
		198

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Hotels Restaurants & Leisure 1.9%
Booking Holdings (1)	537	1,175
Chipotle Mexican Grill (1)	798	1,237
Expedia Group (1)	441	72
Hilton Worldwide Holdings (1)	1,801	217
Marriott International, Class A (1)	361	50
McDonald's	316	73
Starbucks	1,617	181
Yum! Brands	2,810	323
		3,328
Internet & Direct Marketing Retail 12.6%
Alibaba Group Holding, ADR (1)	6,008	1,362
Amazon.com (1)	5,583	19,207
Coupang, Class A (1)	1,087	45
DoorDash, Class A (1)	4,276	763
Etsy (1)	1,917	395
JD.com, ADR (1)	1,183	94
Pinduoduo, ADR (1)	298	38
Wayfair, Class A (1)	35	11
		21,915
Multiline Retail 0.7%
Dollar General	5,501	1,190
		1,190
Specialty Retail 1.4%
Carvana (1)	2,646	799
Ross Stores	11,099	1,376
TJX	3,870	261
		2,436
Textiles, Apparel & Luxury Goods 1.3%
Lululemon Athletica (1)	3,445	1,258

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
NIKE, Class B	6,164	952
VF	271	22
		2,232
Total Consumer Discretionary		31,299
CONSUMER STAPLES 0.0%
Personal Products 0.0%
Estee Lauder, Class A	109	35
Total Consumer Staples		35
FINANCIALS 2.7%
Capital Markets 2.5%
Charles Schwab	10,808	787
Goldman Sachs Group	4,938	1,874
Intercontinental Exchange	304	36
Morgan Stanley	1,677	154
MSCI	312	166
S&P Global	3,345	1,373
		4,390
Insurance 0.2%
Chubb	478	76
Marsh & McLennan	1,792	252
		328
Total Financials		4,718
HEALTH CARE 10.5%
Biotechnology 0.2%
AbbVie	378	42
Exact Sciences (1)	409	51
Incyte (1)	3,658	308
Vertex Pharmaceuticals (1)	291	59
		460

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Health Care Equipment & Supplies 4.1%
Abbott Laboratories	624	72
Align Technology (1)	271	166
Danaher	6,674	1,791
Dentsply Sirona	6,504	411
Intuitive Surgical (1)	2,892	2,660
Stryker	7,868	2,044
		7,144
Health Care Providers & Services 4.6%
Anthem	2,629	1,004
Centene (1)	7,802	569
Cigna	7,367	1,746
HCA Healthcare	6,130	1,267
Humana	458	203
UnitedHealth Group	8,173	3,273
		8,062
Health Care Technology 0.3%
Veeva Systems, Class A (1)	1,527	475
		475
Life Sciences Tools & Services 0.5%
PPD (1)	1,293	59
Thermo Fisher Scientific	1,607	811
		870
Pharmaceuticals 0.8%
AstraZeneca, ADR	6,495	389
Eli Lilly & Co.	265	61
Zoetis	4,906	914
		1,364
Total Health Care		18,375

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
INDUSTRIALS & BUSINESS SERVICES 1.9%
Commercial Services & Supplies 0.2%
Cintas	587	224
Copart (1)	309	41
		265
Electrical Equipment 0.2%
Generac Holdings (1)	872	362
		362
Industrial Conglomerates 0.8%
General Electric	40,716	548
Roper Technologies	1,732	814
		1,362
Machinery 0.0%
Fortive	94	7
		7
Professional Services 0.7%
CoStar Group (1)	9,129	756
Equifax	900	216
TransUnion	2,071	227
		1,199
Road & Rail 0.0%
Norfolk Southern	61	16
Union Pacific	214	47
		63
Total Industrials & Business Services		3,258

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
INFORMATION TECHNOLOGY 39.9%
Electronic Equipment, Instruments & Components 0.2%
TE Connectivity	2,187	296
		296
IT Services 12.3%
Automatic Data Processing	268	53
Fidelity National Information Services	6,462	916
Fiserv (1)	12,905	1,379
Global Payments	15,960	2,993
Mastercard, Class A	9,796	3,576
MongoDB (1)	2,193	793
PayPal Holdings (1)	16,019	4,669
Shopify, Class A (1)	706	1,031
Snowflake (1)	247	60
Square, Class A (1)	574	140
Twilio, Class A (1)	879	347
Visa, Class A	23,852	5,577
Wix.com (1)	72	21
		21,555
Semiconductors & Semiconductor Equipment 4.6%
Advanced Micro Devices (1)	14,598	1,371
Applied Materials	186	26
ASML Holding NV	2,023	1,398
Marvell Technology	17,660	1,030
Maxim Integrated Products	2,022	213
Microchip Technology	2,208	331
Monolithic Power Systems	235	88
NVIDIA	3,460	2,768
Taiwan Semiconductor Manufacturing, ADR	89	11
Texas Instruments	3,991	767
		8,003

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Software 18.3%
Atlassian, Class A (1)	1,876	482
Coupa Software (1)	1,345	353
Crowdstrike Holdings, Class A (1)	837	210
Datadog, Class A (1)	2,266	236
DocuSign, Class A (1)	3,362	940
Fortinet (1)	3,178	757
Intuit	9,842	4,824
Microsoft	48,600	13,166
Paycom Software (1)	281	102
salesforce.com (1)	13,054	3,189
ServiceNow (1)	6,736	3,702
Splunk (1)	3,100	448
Synopsys (1)	5,477	1,510
Workday (1)	1,633	390
Zendesk (1)	63	9
Zoom Video Communications, Class A (1)	4,013	1,553
		31,871
Technology Hardware, Storage & Peripherals 4.5%
Apple	57,643	7,895
		7,895
Total Information Technology		69,620
MATERIALS 0.5%
Chemicals 0.3%
Linde (1)	1,608	465
Sherwin-Williams	358	98
		563

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Containers & Packaging 0.2%
Avery Dennison	1,547	325
		325
Total Materials		888
Total Common Stocks (Cost $152,093)		173,845
SHORT-TERM INVESTMENTS 0.4%
Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, 0.03% (2)	761,431	761
Total Short-Term Investments (Cost $761)		761
Total Investments in Securities 100.1% of Net Assets (Cost $152,854)		$174,606

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	Seven-day yield
ADR	American Depositary Receipts
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

June 30, 2021 (Unaudited)
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $152,854)	$174,606
Cash deposits on futures contracts	2
Receivable for shares sold	1,737
Receivable for investment securities sold	506
Dividends receivable	12
Total assets	176,863
Liabilities
Payable for investment securities purchased	2,414
Investment management and administrative fees payable	71
Total liabilities	2,485
NET ASSETS	$174,378
Net assets consists of:
Total distributable earnings (loss)	19,515
Paid-in capital applicable to 5,520,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	154,863
NET ASSETS	$174,378
NET ASSET VALUE PER SHARE	$31.59
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Unaudited
    STATEMENT OF OPERATIONS

($000s)
6 Months Ended 6/30/21
Investment Income (Loss)
Dividend income	$195
Investment management and administrative expense	308
Net investment loss	(113)
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(1,827)
Futures	2
Net realized loss	(1,825)
Change in net unrealized gain / loss on securities	17,304
Net realized and unrealized gain / loss	15,479
INCREASE IN NET ASSETS FROM OPERATIONS	$15,366
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Unaudited
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	6 Months Ended 6/30/21	8/4/20 Through 12/31/20
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(113)	$(23)
Net realized loss	(1,825)	(276)
Change in net unrealized gain / loss	17,304	4,448
Increase in net assets from operations	15,366	4,149
Capital share transactions*
Shares sold	93,179	61,684
Shares redeemed	—	(100)
Increase in net assets from capital share transactions	93,179	61,584
Net Assets
Increase during period	108,545	65,733
Beginning of period	65,833	100
End of period	$174,378	$65,833
*Share information
Shares sold	3,175	2,345
Shares redeemed	—	(4)
Increase in shares outstanding	3,175	2,341
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Blue Chip Growth ETF (the fund) is a non-diversified, open-end management investment company established by the corporation. The fund incepted on August 4, 2020. The fund seeks to provide long-term capital growth. Income is a secondary objective.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund will publish a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are

T. ROWE PRICE BLUE CHIP GROWTH ETF

recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board

T. ROWE PRICE BLUE CHIP GROWTH ETF

of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
On June 30, 2021, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE BLUE CHIP GROWTH ETF

NOTE  3  –   DERIVATIVE INSTRUMENTS
During the six months ended June 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2021, the fund held no derivative instruments.
The amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2021 and realted location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
($000s)	Location of Gain (Loss) on Statement of Operations
Futures
Realized Gain (Loss)
Equity derivatives	$2

T. ROWE PRICE BLUE CHIP GROWTH ETF

Counterparty Risk and Collateral
The fund invests in exchange-traded futures. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded derivatives may be closed out only on the exchange where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of June 30, 2021, cash of $2,000 had been posted by the fund for exchange-traded derivatives.
Futures Contracts
The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts as an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.
NOTE  4  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $42,984,000 and $40,987,000, respectively, for the six months ended June 30, 2021. Portfolio securities received or delivered through in-kind transactions aggregated $90,775,000 and $0, respectively, for the six months ended June 30, 2021.

T. ROWE PRICE BLUE CHIP GROWTH ETF

NOTE  5  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At June 30, 2021, the cost of investments for federal income tax purposes was $153,424,000. Net unrealized gain aggregated $21,182,000 at period-end, of which $21,316,000 related to appreciated investments and $134,000 related to depreciated investments.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.57% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses.
As of June 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 600,000 shares of the fund, representing 26% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

T. ROWE PRICE BLUE CHIP GROWTH ETF

NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.
Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

T. ROWE PRICE BLUE CHIP GROWTH ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE BLUE CHIP GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor) on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.
Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board did not specifically review the fund’s performance since the fund recently incepted in August 2020. On the basis of the Board’s ongoing review of investment results, and factoring in the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

T. ROWE PRICE BLUE CHIP GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and any nonrecurring, extraordinary expenses. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors, and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price mutual funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that, based on the profitability data it reviewed and consistent with an all-inclusive management fee structure that is frequently used by ETFs, the advisory fee structure for the fund continued to be appropriate.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, total expenses, and nonmanagement expenses of the fund with a group of competitor ETFs selected by Broadridge (Expense Group); and (ii) actual management fees, total expenses, and nonmanagement expenses of the fund to a broader set of ETFs within the Lipper

T. ROWE PRICE BLUE CHIP GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
investment classification (Expense Universe). Broadridge generally constructed the peer groups by seeking the most comparable ETFs based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the first quintile (Expense Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202108-1676044
T. Rowe Price Investment Services, Inc.
ETF785-051 8/21

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021